                                                                 EXHIBIT 10.18

                                     FOCAL, INC.

                         RESTRICTED STOCK PURCHASE AGREEMENT

                              1992 INCENTIVE STOCK PLAN

    Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Restricted Stock Purchase Agreement.

    WHEREAS the Purchaser, FIELD(name), named in the Notice of Grant, (the "Purchaser") is an Employee of the Company, and the Purchaser's continued participation is considered by the Company to be important for the Company's continued growth; and

    WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company will permit the Purchaser to exercise the Purchaser's currently outstanding vested and unvested Options granted pursuant to the Plan subject to the terms and conditions of the Plan, which are incorporated herein by reference, and pursuant to this Restricted Stock Purchase Agreement (the "Agreement").

    NOW THEREFORE, the parties agree as follows:

1. Sale of Stock. The Company hereby agrees to sell to the Purchaser and the Purchaser hereby agrees to purchase FIELD(1) shares of the Company's Common Stock subject to vested and unvested Options (the "Shares"), at an aggregate purchase price of $FIELD(2).

2. Payment of Purchase Price. The purchase price for the Shares may be paid by delivery to the Company at the time of execution of this Agreement of cash, a check, or secured promissory note.

3.  Repurchase Option.

    (a) In the event the Purchaser ceases to be an Employee for any or no reason (including death or disability) before all of the Shares are released from the Company's Repurchase Option (see Section 4), the Company shall, upon the date of such termination (as reasonably fixed and determined by the Company) have an irrevocable, exclusive option (the "Repurchase Option") for a period of ninety (90) days from such date to repurchase up to that number of shares which constitute the Unreleased Shares (as defined in Section 4) at the original purchase price per share (the "Repurchase Price"). The Repurchase Option shall be exercised by the Company by delivering written notice to the Purchaser or the Purchaser's executor (with a copy to the Escrow Holder) AND, at the Company's option, (i) by delivering to the Purchaser or the Purchaser's executor a check in the amount of the aggregate Repurchase Price, or (ii) by cancelling an amount of the Purchaser's indebtedness to the Company equal to the aggregate Repurchase Price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals the aggregate

Repurchase Price. Upon delivery of such notice and the payment of the aggregate Repurchase Price, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

    (b) Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company's purchase rights under this Agreement and purchase all or a part of such Shares.

4.  Release of Shares From Repurchase Option.

    (a) The Shares shall be released from the Company's Repurchase Option at the same times and in the same amounts as such Shares would have become vested and exercisable under the provisions of the Option Agreement(s) between the Purchaser and the Company relating to such Shares, provided that the Purchaser does not cease to be an Employee prior to the date of any such release.

    (b) Any of the Shares that have not yet been released from the Repurchase Option are referred to herein as "Unreleased Shares."

5. Restriction on Transfer. Except for the escrow described in Section 6 or the transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares are released from the Company's Repurchase Option in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution.

6.  Escrow of Shares.

    (a) To ensure the availability for delivery of the Purchaser's Unreleased Shares upon repurchase by the Company pursuant to the Repurchase Option, the Purchaser shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, as escrow holder (the "Escrow Holder") the share certificates representing the Unreleased Shares, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A-1. The Unreleased Shares and stock assignment shall be held by the Escrow Holder, pursuant to this Section 6, until such time as the Company's Repurchase Option expires and any promissory note delivered as consideration for the Shares has been paid in full. As a further condition to the Company's obligations under this Agreement, the Company may require the spouse of Purchaser, if any, to execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-2.

    (b) In the event the Company and/or any assignee of the Company (referred to collectively as the "Company") exercises the Company's Repurchase Option, the Company shall give to Purchaser and the Escrow Holder a written notice specifying the number of shares of stock to be purchased, the purchase price, and the time for a closing hereunder at the principal office of the Company. Purchaser and the Company hereby irrevocably authorize and direct the Escrow Holder to close the transaction contemplated by such notice in accordance with the terms of said notice.

    (c) At the closing, the Escrow Holder is directed (i) to date the stock assignments necessary for the transfer in question, (ii) to fill in the number of shares being transferred, and (iii) to deliver same, together with the certificate evidencing the shares of stock to be transferred, to the Company or its assignee, against the simultaneous delivery to the Purchaser of the purchase price (by cash, check, or cancellation of indebtedness) for the number of shares of stock being purchased pursuant to the exercise of the Company's Repurchase Option.

    (d) Purchaser irrevocably authorizes the Company to deposit with the Escrow Holder any certificates evidencing shares of stock to be held by the Escrow Holder hereunder and any additions and substitutions to said shares as defined in the Agreement. Purchaser does hereby irrevocably constitute and appoint the Escrow Holder as Purchaser's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated.

    (e) Upon written request of the Purchaser, but no more than twice per calendar year, unless the Company's Repurchase Option has been exercised, the Escrow Holder shall deliver to Purchaser a certificate or certificates representing so many Shares of stock as are not then subject to the Company's Repurchase Option, provided that Purchaser pays, either prior to or concurrent with such delivery, the principal of and accrued interest on any promissory note
used by Purchaser to purchase such Shares.    Within 90 days after Purchaser
ceases to be an Employee, the Escrow Holder shall deliver to Purchaser a certificate or certificates representing the aggregate number of shares held or issued pursuant to the Agreement and not purchased by the Company or its assignees pursuant to exercise of the Company's Repurchase Option, provided that Purchaser pays, either prior to or concurrent with such delivery, the principal of and accrued interest on any promissory note used by Purchaser to purchase such Shares.

    (f) The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Unreleased Shares in escrow while acting in good faith and in the exercise of its judgment.

    (g) Subject to the terms hereof, the Purchaser shall have all the rights of a shareholder with respect to the Shares while they are held in escrow, including without limitation, the right to vote the Shares and to receive any cash dividends declared thereon. If, from time to time during the term of the Repurchase Option, there is (i) any stock dividend, stock split or other change in the Shares, or (ii) any merger or sale of all or substantially all of the assets or other acquisition of the Company, any and all new, substituted or additional securities to which the Purchaser is entitled by reason of the Purchaser's ownership of the Shares shall be immediately subject to this escrow, deposited with the Escrow Holder and included thereafter as "Shares" for purposes of this Agreement and the Repurchase Option.

7. Legends. The share certificate evidencing the Shares, if any, issued hereunder shall be endorsed with the following legend (in addition to any legend required under applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. Adjustment for Stock Split. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

9. Tax Consequences. The Purchaser has reviewed with the Purchaser's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the transactions contemplated by this Agreement. The Purchaser understands that Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), taxes as ordinary income the difference between the purchase price for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" includes the right of the Company to buy back the Shares pursuant to the Repurchase Option. The Purchaser understands that the Purchaser may elect to be taxed at the time the Shares are purchased rather than when and as the Repurchase Option expires by filing an election under Section 83(b) of the Code with the IRS within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-3 hereto.

         THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO FILE TIMELY THE ELECTION UNDER
         SECTION 83(b), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

10. General Provisions.

    (a) This Agreement shall be governed by the internal substantive laws, but not the choice of law rules of the Commonwealth of Massachusetts. This Agreement, subject to the terms and conditions of the Plan and the Notice of Grant, represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan shall prevail. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Agreement.

    (b) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

         Any notice to the Escrow Holder shall be sent to the Company's address with a copy to the other party hereto.

    (c) The rights of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

    (d) Either party's failure to enforce any provision of this Agreement shall not in any way be construed as a waiver of any such provision, nor prevent that party from thereafter enforcing any other provision of this Agreement. The rights granted both parties hereunder are cumulative and shall not constitute a waiver of either party's right to assert any other legal remedy available to it.

    (e) The Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

    (f) PURCHASER ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO STOCK OPTION AGREEMENTS BETWEEN THE UNDERSIGNED AND THE COMPANY IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR PURCHASING SHARES HEREUNDER). PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN STOCK OPTION AGREEMENTS BETWEEN THE COMPANY AND THE UNDERSIGNED DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH PURCHASER'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE PURCHASER'S RELATIONSHIP AS AN EMPLOYEE AT ANY TIME.

    By Purchaser's signature below, Purchaser represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Purchaser agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Purchaser further agrees to notify the Company upon any change in the residence indicated in the Notice of Grant.




DATED: January 20, 1997

PURCHASER:                             FOCAL, INC.

------------------------------         ----------------------------------
Signature                                   By

------------------------------         ----------------------------------
Print Name                                  Title

                                     EXHIBIT A-1

                         ASSIGNMENT SEPARATE FROM CERTIFICATE



    FOR VALUE RECEIVED I,                            , hereby sell, assign and
                          --------------------------
transfer unto                                          (          ) shares of
              ---------------------------------------   ----------
the Common Stock of Focal, Inc. standing in my name of the books of said
corporation represented by Certificate No.       herewith and do hereby
                                           -----
irrevocably constitute and appoint                          to transfer the
                                   ------------------------
said stock on the books of the within named corporation with full power of substitution in the premises.

    This Stock Assignment may be used only in accordance with the Restricted Stock Purchase Agreement (the "Agreement") between FIELD(name) and the
undersigned dated               , 19  .
                  --------------    --

Dated: January 20, 1997


                                  Signature:
                                            ------------------------------
















INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise the Repurchase Option, as set forth in the Agreement, without requiring additional signatures on the part of the Purchaser.

                                     EXHIBIT A-2

                                  CONSENT OF SPOUSE


    I,                     , spouse of FIELD(name), have read and approve the
       --------------------
foregoing Restricted Stock Purchase Agreement (the "Agreement"). In consideration of the Company's grant to my spouse of the right to purchase shares of Focal, Inc., as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

Dated:                , 19
       ---------------    --


---------------------------------------
Signature of Spouse

                                     EXHIBIT A-3
                             ELECTION UNDER SECTION 83(b)
                         OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with his or her receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

    NAME:                 TAXPAYER:              SPOUSE:

    ADDRESS:

    IDENTIFICATION NO.:   TAXPAYER:              SPOUSE:

    TAXABLE YEAR:

2. The property with respect to which the election is made is described as follows: FIELD(a) shares (the "Shares") of the Common Stock of Focal, Inc. (the "Company").

3.  The date on which the property was transferred is:                , 19  .
                                                       ---------------    --

4.  The property is subject to the following restrictions:

    The Shares may be repurchased by the Company, or its assignee, upon certain events. This right lapses with regard to a portion of the Shares based on the continued performance of services by the taxpayer over time.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

    $ FIELD(b).

6.  The amount (if any) paid for such property is:

    $ FIELD(c).

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:                      , 19
         -------------------    ----   ---------------------------------------
                                       Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:                      , 19
         -------------------    ----   ---------------------------------------
                                       Spouse of Taxpayer

                                         NOTE


$FIELD(2)                                              Lexington, Massachusetts

                                                                January 20, 1997

    FOR VALUE RECEIVED, FIELD(name) promises to pay to Focal, Inc., a
Delaware corporation (the "Company"), or order, the principal sum of $FIELD(2) , together with interest on the unpaid principal hereof from the date hereof at the rate of six percent (6.0%) per annum, compounded annually.

    Principal and interest shall be due and payable on December 31, 2000. Payment of principal and interest shall be made in lawful money of the United States of America.

    The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

    This Note is subject to the terms of a Restricted Stock Purchase Agreement of even date herewith. This Note is secured in part by a pledge of the Company's Common Stock under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

    The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this
Note in the event of default.

    Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.


                                       ------------------------------
                                       FIELD(name)

                              SECURITY AGREEMENT

    This Security Agreement is made as of           , 19    between Focal,
                                          ----------    ---
Inc., a Delaware corporation ("Pledgee"), and FIELD(name) ("Pledgor").

                                  Recitals

    Pursuant to Pledgor's election to purchase Shares under the Option Agreements held by Purchaser under the Company's 1992 Incentive Stock Plan (the "Option(s)"), between Pledgor and Pledgee, and Pledgor's election under the terms of the Option to pay for such shares with his promissory note (the "Note"), Pledgor has purchased FIELD(1) shares of Pledgee's Common Stock (the "Shares") at a price of $FIELD(2) per share, for a total purchase price of $FIELD(2).

    NOW, THEREFORE, it is agreed as follows:

1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the Massachusetts Uniform Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by
certificate number       , duly endorsed in blank or with executed stock
                   ------
powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

    The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

    (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

    (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

    (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations

("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

4. Stock Adjustments. In the event that during the term of the pledge any stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

6. Default. Pledgor shall be deemed to be in default of the Note and of this Security Agreement in the event:

    (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

    (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 30 days after written notice thereof from Pledgee.

    In the case of an event of Default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Massachusetts Uniform Commercial Code.

7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

9. Term. The within pledge of Shares shall continue until the payment of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of the Commonwealth of Massachusetts.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

    "PLEDGOR"
                                       ------------------------------
                                       Signature


                                       ------------------------------
                                       Print Name

                        Address:       ------------------------------

                                       ------------------------------



    "PLEDGEE"                          FOCAL, INC.

                                       ------------------------------
                                       Signature


                                       ------------------------------
                                       Print Name


                                       ------------------------------
                                       Title


    "PLEDGEHOLDER"                     ------------------------------
                                       Secretary of
                                       Focal, Inc.